UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 8, 2015

Lions Gate Entertainment Corp.

(Exact name of registrant as specified in charter)

British Columbia, Canada

(State or Other Jurisdiction of Incorporation)

1-14880	N/A
(Commission File Number)	(IRS Employer Identification No.)

(Address of principal executive offices)

250 Howe Street, 20th Floor

Vancouver, British Columbia V6C 3R8

and

2700 Colorado Avenue, Suite 200

Santa Monica, California 90404

(Registrant’s telephone number, including area code) (877) 848-3866

NO CHANGE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

On April 8, 2015, Lions Gate Entertainment Corp. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, as underwriter (the “Underwriter”), and certain investment funds affiliated with MHR Management LLC (the “Selling Shareholders”) in connection with a registered underwritten secondary public offering (the “Offering”) of the Company’s common shares, no par value (the “Shares”). Subject to the terms of the Underwriting Agreement, the Selling Shareholders agreed to sell to the Underwriter, and the Underwriter agreed to purchase from the Selling Shareholders, an aggregate of 10,000,000 Shares. The Selling Shareholders also granted the Underwriter a 30-day option to purchase up to an additional 1,500,000 Shares. The Company will not receive any proceeds from the sale of Shares in the Offering.

The shares to be sold in the Offering have been registered pursuant to the automatically effective registration statement on Form S-3 (Registration Statement No. 333-203280) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) on April 7, 2015.

A copy of the Underwriting Agreement is filed herewith as Exhibit 1.1 and is incorporated herein by reference, and the description of the terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit. The Underwriting Agreement is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

This Current Report does not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Any offer, if at all, will be made only by means of the prospectus forming a part of the effective Registration Statement.

In addition, on April 8, 2015, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

ITEM 9.01	Financial Statements and Exhibits.

Exhibit	Description of Document

1.1	Underwriting Agreement, dated April 8, 2015, by and among Lions Gate Entertainment Corp., MHR Capital Partners Master Account LP, MHR Capital Partners (100) LP, MHR Institutional Partners II LP, MHR Institutional Partners IIA LP, MHR Institutional Partners III LP and J.P. Morgan Securities LLC.

99.1	Press release, dated April 8, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 9, 2015

LIONS GATE ENTERTAINMENT CORP.
(Registrant)

By:	/s/ Wayne Levin
Name:	Wayne Levin
Title:	General Counsel and Chief Strategic Officer

EXHIBIT INDEX

Exhibit Number	Description of Document

1.1	Underwriting Agreement, dated April 8, 2015, by and among Lions Gate Entertainment Corp., MHR Capital Partners Master Account LP, MHR Capital Partners (100) LP, MHR Institutional Partners II LP, MHR Institutional Partners IIA LP, MHR Institutional Partners III LP and J.P. Morgan Securities LLC.

99.1	Press release, dated April 8, 2015.